UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
---------------------------------------------------------------------------------------------------------------------

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  August 13, 2008
(Date of earliest event reported)

SYNERGX SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Delaware                                                               11-2941299
(State or other jurisdiction of incorporation) (I.R.S. Employer Identification No.
or organization)

209 Lafayette Drive, Syosset, New York                                                                                             11791
(Address of principal executive offices)                                                                                        (Zip code)

Issuer's telephone number: (516) 433-4700

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 13, 2008, Synergx Systems Inc. issued a press release announcing its financial results for the quarter ended June 30, 2008. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Synergx Systems Inc. press release, dated August 13, 2008, announcing its financial results for the quarter ended June 30, 2008.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYNERGX SYSTEMS INC.
(Registrant)

 By: /s/ JOHN A. POSERINA
John A. Poserina,
Chief Financial Officer, Treasurer, Secretary,
Vice President and Director
(Principal Accounting and Financial Officer)

Dated: August 13, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Synergx Systems Inc. press release, dated August 13, 2008, announcing its financial results for the quarter ended June 30, 2008.